UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2007

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

One Salem Lake Drive Long Grove, IL		60047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 438-9500

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On February 13, 2007, members of CF Industries Holdings, Inc.’s management will participate in the Goldman Sachs Eleventh Annual Agricultural Biotech Forum 2007, at which the presentation attached hereto as Exhibit 99.1 will be used. Exhibit 99.2 hereto contains the reconciliation of non-GAAP financial measures contained in such presentation.

The information set forth above under “Item 7.01 Regulation FD Disclosure,” including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.             Description of Exhibit

99.1                         CF Industries Holdings, Inc. Presentation

99.2                         Non-GAAP Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2007	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	CF Industries Holdings, Inc. Presentation
99.2	Non-GAAP Reconciliation